Earnings per Share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Earnings per Share

Note 14. Earnings per Share

The following table presents the computation of basic and diluted net loss per share:

	Year ended December 31,
	2019	2018	2017
	(In thousands, except per share amounts)
Numerator:
Net loss attributable to Stratasys Ltd.	$(10,849)	$(10,964)	$(39,981)
Adjustment of redeemable non-controlling interest to redemption amount	—	(935)	—
Net loss attributable to Stratasys Ltd. for basic loss per share	(10,849)	(11,899)	(39,981)

Denominator:
Weighted average shares – denominator for basic net loss per share	54,260	53,751	52,959
Net loss per share
Basic	$(0.20)	$(0.22)	$(0.75)
Diluted	$(0.20)	$(0.22)	$(0.75)

The computation of diluted net loss per share for the years ended December 31, 2019, 2018 and 2017 excluded share awards of 4.3 million, 4.0 million and 3.8 million, respectively, because their inclusion would have had an anti-dilutive effect on the diluted net loss per share.